Exhibit 99.66

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 1999
           Series 1998-23, REMIC Multi-Class Pass-Through Certificates

     Pursuant  to the Pooling and  Servicing  Agreement  dated as of November 1,
1998  (the "Agreement")  between  GE  Capital  Mortgage  Services,   Inc.  (the
"Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.141454
                                                      -------------------------
       Weighted average maturity                                        354.28
                                                      -------------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                               Principal
            Principal Per   Prepayments Per   Interest Per
     Class   Certificate      Certificate      Certificate   Payout Rate
     -----   -----------      -----------      -----------   -----------
       R    $  0.00000000  $      0.00000000  $ 0.00000000   %0.00000000
       A    $  8.10651811  $      7.28480383  $ 4.92249587   %5.99999999
       M    $  0.83328428  $      0.00000000  $ 4.99180433   %6.00000060
       B1   $  0.83328380  $      0.00000000  $ 4.99180489   %6.00000127
       B2   $  0.83328504  $      0.00000000  $ 4.99180230   %5.99999816
       B3   $  0.83328222  $      0.00000000  $ 4.99180163   %5.99999735
       B4   $  0.83328859  $      0.00000000  $ 4.99180249   %5.99999839
       B5   $  0.83328506  $      0.00000000  $ 4.99180660   %6.00000334

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
      1.
                         Accrual Amount
     Class
       N/A             $      N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $         103,938.33
                                                                 ---------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:        $     509,704,850.97
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:           1,578
                                                                 ----------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance           Cusip
-----         -------           -----------------       -------           -----
R     $                   0.00  $            0.00  $             0.00  36157RVL6
A     $         492,952,398.73  $  488,893,352.62  $           976.39  36157RVK8
SUP   $         513,781,281.95  $  509,704,850.97  $           977.24  GE9823SUP
M     $           9,633,183.04  $    9,625,142.68  $           997.53  36157RVM4
B1    $           4,165,161.12  $    4,161,684.66  $           997.53  36157RVN2
B2    $           2,343,152.72  $    2,341,197.00  $           997.53  36157RVP7
B3    $           2,083,578.92  $    2,081,839.86  $           997.53  36157RWP6
B4    $           1,041,290.28  $    1,040,421.16  $           997.53  36157RWQ4
B5    $           1,562,517.13  $    1,561,212.97  $           997.53  36157RWR2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             18       Principal Balance      $   6,015,766.66
                               --------                            -------------
       2.   60-89 days
            Number             2        Principal Balance      $     625,482.51
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance      $           0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance      $           0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance      $           0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------